UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 9, 2020 (December 8, 2020)
CRANE CO.
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

Delaware	1-1657		13-1952290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

100 First Stamford Place	Stamford	CT	06902
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: 203-363-7300
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	CR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2020, the Board of Directors of Crane Co. (the “Company”) elected John S. Stroup, 54, to serve as a Director, effective immediately, for a term ending on the date of the next Annual Meeting of Stockholders in 2021. Mr. Stroup was also appointed to serve as a member of the Company’s Management Organization and Compensation Committee. Since May 2020, Mr. Stroup has served as the Executive Chairman of Belden Inc., a global leader in signal transmission and security solutions. Prior to his current role, Mr. Stroup served as Belden’s President, Chief Executive Officer and member of its board of directors from 2005, and was chairman of Belden’s board of directors from 2016. Prior to Belden, Mr. Stroup held leadership positions with Danaher Corporation, Scientific Technologies Inc. and Rockwell Automation, Inc. In addition to Belden, Mr. Stroup currently sits on the boards of directors of Tenneco Inc. and Rexnord Corporation. He brings more than 30 years of experience in industrial manufacturing of highly engineered products and business strategy development to the Company’s Board.

Pursuant to the Company’s Director Compensation Program, Mr. Stroup will receive compensation consistent with the other non-employee Directors including an annual cash retainer of $85,000, payable quarterly in arrears, and $135,000 in the form of Deferred Stock Units (“DSUs”) of equivalent value. Mr. Stroup will receive an additional annual cash retainer in the amount of $7,500 for service on the Company’s Management Organization and Compensation Committee. For the 2020 fiscal year, Mr. Stroup will receive a pro rata share for each of the cash retainers and the DSU grant. A full description of compensation payable to our Directors can be found in the Company’s most recent proxy statement filed with the U.S. Securities and Exchange Commission on March 13, 2020.

A copy of the Company’s press release announcing the appointment of Mr. Stroup to the Crane Co. Board of Directors is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(a)	None

(b)	None

(c)	None

(d)	Exhibits

99.1	Press Release dated December 8, 2020, issued by Crane Co.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE CO.

December 9, 2020

	By:	/s/ Anthony M. D'Iorio
Anthony M. D'Iorio
VP, General Counsel and Secretary

Document and Entity Information	As of
12/9/2020
Entity Central Index Key	0000025445
Amendment Flag	false